Safe Harbor Statement

Actual results, performance, or developments could differ materially from those expressed or implied by the forward-looking statements contained in this presentation as a result of known and unknown risks, uncertainties, and other factors including those identified in the Company's periodic filings with the Securities and Exchange Commission.

Investment Highlights

- First to market
- TSA announcement of intent to issue single source contract
- Unique combined expertise in
  - Automated baggage handling
  - Screening technology
- High-margin software products
- Leading edge technology
- Experienced management team

securelogic

SecureLogic Overview

- 30 employees
- Average revenues (2000-2003) $5.4 million per annum
- Self financed investment to date
  - R&D - $3M
  - Marketing and Promotion – $2.5M
- Performed major baggage handling and HBS infrastructure projects including Ben Gurion Airport, Israel
- Pending patents in USA, Canada, Europe & Israel, Software copyrights in the USA
- Principal R&D focus – airport security
- R&D performed in Netanya, Israel
- ISO 9000 certified

securelogic

Key Management

- **Gary Koren, Co-founder & CEO**
  - *System Engineer, Expert in software & Materials Handling automation – 25 years*
  - *Entrepreneur and pioneer in the MH industry, with proven record of success*
  - *Founder of several software companies with worldwide activities*

- **Rear Admiral (Ret.) Cathal L. "Irish" Flynn, VP Aviation Security**
  - *Commander special operations units -- US Navy*
  - *Deputy Assistant Secretary of Defense for Special Operations*
  - *Associate Administrator for Civil Aviation Security in the FAA – 1993-2000*
  - *Lifetime Award for Service to the Aviation Security Community*

- **Shalom Dolev, VP Security Systems**
  - *Head of counter-terrorism sabotage branch of the Israeli Security Agency*
  - *Recognized technical leader in screening systems development (US + Israel)*
  - *Testing & evaluation of Explosives Detection Systems for FAA, ECAC, ISA*

- ***Tony Gross, R&D Director***
  - *Expert in computer and MIS systems – 20 years*
  - *Focus on Automated Storage & Retrieval Systems and Warehouse Management Systems*

- **Michael Klein, Director - Baggage Handling Systems**
  - *Baggage Handling sales, marketing and implementation experience – 12 years*
  - *Extensive contacts and experience with major industry players*

- **Avi Elyakim, Director - Supply Chain Systems**
  - *Expert Supply Chain Management systems – 25 years*
  - *Managing Director at SAP labs in Supply Chain Management – 6 years*

Screening Deployment Since 9/11

- Phase I – 100% screening
  - Unconnected Screening Nodes
  - 1,100 EDS & 4,000 ETD operated by 23,000 screeners
  - Manual labor intensive
  - Located in most valuable terminal lobby space
- Phase II – From "quick and dirty" to long-term efficiency
  - Going 'In-Line' in busy terminals
  - Enhance operation and control of in lobby node
  - Reduced operational cost / workforce
  - Frees precious terminal lobby space
  - Improves security effectiveness
- Phase III - Explosives detection checkpoint
  - Screening passengers and carry on at airport checkpoints

securelogic

US Screening Market

- Cost of Checked Baggage Screening
  - $3.6 billion spent annually on operations
  - $1.2 billion spent annually on screening technologies

(Source - FY 2005 TSA Budget Briefing)

- Funding Sources:
  - Federal Programs e.g. LOIs, direct funding
  - TSA
  - Local Airport Authorities from LOIs, AIPs and private funding

iScreen-line Deployment


HBS – Hold Baggage
Screening System
Alarm
Check-in
To sortation

securelogic

iScreen Block Diagram



Federal/Airline
ARINC(SITA)
iScreen
Airport Data Syste m
ED Ss
ATRs
PLCs

securelogic

iScreen-Node System Schematic Layout


Current Status
Referred To EDS
Instruction / Action
Setup
Perform EDS Scan
Sure Mode
Done
Suspend

Terminal Level Monitoring and Management Application



0 10 20 40 80
SCALE: 1/32" = 1'-0"

iScreen Features

- Discrete screening process for each bag
- Very high probability detection based on risk groups
- Maximizes screening equipment utilization and throughput
- Real-time adaptation to emerging security threats
- Protocols changed in response to changed threat
- Interconnectivity with airport, carrier and TSA databases
- Real-time optimization of detection and operational parameters
- Built-in load analysis and queue optimization
- Control "Search Area" activities – monitor, audit trail
- Complements CAPPS (Secure Flight); Registered Traveler
- Crowd control
- Reduces screening equipment, space, labor, deployment cost

Projected iScreen Economics

- If a typical node = 5 persons/shift > 12 screeners
- Assuming the average annual cost per screener = $80k
- Total manpower cost = $960k per annum/node
- An iScreen system controls a cluster of 3 nodes
- Total manpower cost $2,880k per annum/cluster
- Each 10% savings in manpower = $288k per annum
- An iScreen-node system is priced at $400k/cluster

SecureLogic Products

- iScreen-Line (IBHS)
- iScreen-Node
- iScreen-Checkpoint
- iScreen-Manager
- EBLogic
- CargoLogic

Alliances

- Aanestad Engineering AS (Norway)
- Air Marrel SA (France)
- ARINC Inc. (USA)
- Charlatte SA (France)
- FKI Logistex Crisplant a/s (Denmark)
- FKI Logistex White Systems Inc. (USA)
- Handler a/s (Denmark)
- MLR Soft GmbH (Germany)